Pacer Cash Cows Fund of Funds ETF
Schedule of Investments
January 31, 2026 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Pacer Developed Markets International Cash Cows 100 ETF (a)	427,622	$17,549,607
Pacer Global Cash Cows Dividend ETF (a)	397,031	17,513,038
Pacer US Cash Cows 100 ETF (a)	274,214	17,075,306
Pacer US Cash Cows Growth ETF (a)	300,076	16,762,245
Pacer US Small Cap Cash Cows ETF (a)	371,885	16,876,141
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $69,339,176)		85,776,337

TOTAL INVESTMENTS - 99.9% (Cost $69,339,176)		85,776,337
Other Assets in Excess of Liabilities - 0.1%		57,976
TOTAL NET ASSETS - 100.0%		$85,834,313

Percentages are stated as a percent of net assets.

(a)	Affiliated security as defined by the Investment Company Act of 1940.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Pacer Cash Cows Fund of Funds ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$85,776,337	$–	$–	$85,776,337
Total Investments	$85,776,337	$–	$–	$85,776,337

Refer to the Schedule of Investments for further disaggregation of investment categories.

Pacer Cash Cows Fund of Funds ETF - Transactions with Affiliates
	Value as of April 30, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of January 31, 2026	Shares as of January 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Pacer Developed Markets International Cash Cows 100 ETF	$16,958,596	$876,866	$(4,755,507)	$762,111	$3,707,541	$17,549,607	427,622	$434,812	$–
Pacer Global Cash Cows Dividend ETF	16,900,705	1,350,916	(3,890,759)	543,634	2,608,542	17,513,038	397,031	677,415	–
Pacer US Cash Cows 100 ETF	16,098,129	1,576,363	(3,726,983)	533,844	2,593,953	17,075,306	274,214	314,181	–
Pacer US Cash Cows Growth ETF	16,994,031	2,208,318	(6,453,699)	1,978,449	2,035,146	16,762,245	300,076	42,743	–
Pacer US Small Cap Cash Cows ETF	15,956,120	830,237	(4,051,983)	139,927	4,001,840	16,876,141	371,885	220,316	–
	$82,907,581	$6,842,700	$(22,878,931)	$3,957,965	$14,947,022	$85,776,337	1,770,828	$1,689,467	$–